FIXED ASSETS (Tables)	9 Months Ended
Sep. 30, 2025
FIXED ASSETS
Schedule of property and equipment
	September 30,	December 31,
	2025	2024

Production equipment	$32,020	$-
Office equipment	22,159	-
Vehicle	24,710	-

Total property and equipment	78,889	-
Less: accumulated depreciation	(33,199)	-

Property and equipment, net	$45,690	$-